Exhibit 99.1


                         Form 4 Joint Filer Information


        Name:        Thomas H. Massie

        Address: c/o Outdoor Channel Holdings, Inc., 43445 Business Park Dr., Ste. 113, Temecula, California 92590

        Issuer & Ticker Symbol:     Outdoor Channel Holdings, Inc. (OUTD)

        Date of Event Requiring Statement:  August 21, 2003


        Signature: By:/s/ Mark Prochowski, Attorney-in-Fact
                      -------------------------------------
                      Thomas H. Massie


        Name:        Musk Ox Investments, L.P., a Nevada limited partnership

        Address: c/o Outdoor Channel Holdings, Inc., 43445 Business Park Dr., Ste. 113, Temecula, California 92590

        Issuer & Ticker Symbol:     Outdoor Channel Holdings, Inc. (OUTD)

        Date of Event Requiring Statement:  August 21, 2003


        Signature:    Musk Ox Investments, L.P.

                      By:/s/ Mark Prochowski, Attorney-in-Fact
                         -------------------------------------
                      Name: Perry T. Massie
                      Title:  General Partner

                      By:/s/ Mark Prochowski, Attorney-in-Fact
                         -------------------------------------
                      Name: Thomas H. Massie
                      Title:  General Partner


        Name:        Musk Ox Properties, L.P., a Nevada limited partnership

        Address: c/o Outdoor Channel Holdings, Inc., 43445 Business Park Dr., Ste. 113, Temecula, California 92590

        Issuer & Ticker Symbol:     Outdoor Channel Holdings, Inc. (OUTD)

        Date of Event Requiring Statement:  August 21, 2003


        Signature:    Musk Ox Properties, L.P.

                      By:/s/ Mark Prochowski, Attorney-in-Fact
                         -------------------------------------
                      Name: Perry T. Massie
                      Title:  General Partner

                      By:/s/ Mark Prochowski, Attorney-in-Fact
                         -------------------------------------
                      Name: Thomas H. Massie
                      Title:  General Partner